Exhibit 10.1
SUPPLEMENT TO DISTRIBUTION AGREEMENT

This is a SUPPLEMENT to the NON-EXCLUSIVE DISTRIBUTOR AGREEMENT dated July 27, 2010 (“the Agreement”) between ALPHA & OMEGA SEMICONDUCTOR (HONG KONG) LIMITED (the “AOS” or “Company”) and FRONTEK TECHNOLOGY CORPORATION (the “Distributor”). All expressions not defined here shall have the same meaning as they have in the Agreement. Except to the extent modified by this Supplement, all provisions of the Agreement shall remain in effect. In the event of any conflict or inconsistency between the terms and conditions of this SUPPLEMENT and the Agreement, the terms of this SUPPLEMENT shall prevail. The parties agree that the follows supplement to the Agreement:
Foreign Corrupt Practices Act (“FCPA”):

1.    Distributor understands that the FCPA and other anti-corruption laws apply to AOS and agrees to comply with the FCPA and other applicable anti-corruption laws in connection with its sales of AOS Products.

2.    Distributor agrees that during the term of this Agreement and in connection with any sale of AOS Products, it will not make, promise, offer, or authorize any payment or transfer of anything of value, directly or indirectly, to any government official for the purpose of (i) influencing such official to take any action or decision or to omit to take any action, in his or her official capacity, (ii) inducing such official to use his or her influence with a government or instrumentality to affect any act or decision of the government or instrumentality, or (iii) securing any improper advantage as prohibited by the FCPA.

3.    Distributor agrees to ensure that its employees, consultants, agents and representatives are familiar with the FCPA and its prohibitions, and will not make, promise or authorize any payments or transfers to any government official that would violate the FCPA or any other applicable anti-corruption law.

4.    Distributor agrees to review AOS’s Code of Business Conduct and Ethics and agrees not to engage in any conduct that violates AOS’s Code of Business Conduct and Ethics or any applicable laws, including the FCPA or relevant anti-corruption laws.

5.    Distributor agrees that, if he/she has reason to believe or know of, any violations of the FCPA or other applicable anti-corruption laws or AOS’s Code of Business Conduct in connection with the sale of AOS’s product and/or services, he/she shall immediately notify AOS.

ALPHA & OMEGA SEMICONDUCTOR FRONTEK TECHNOLOGY
(HONG KONG) LIMITED CORPORATION

Signature: __________________________     Signature: ____________________________
Title:             Title:
Date:             Date: